SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549
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                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934
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         Date of Report (Date of earliest event reported) April 8, 2005

                         COMLINK COMMUNICATIONS COMPANY
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               (Exact Name of Issuer as Specified in Its Charter)

        Nevada                         4813                     30-0220588
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State of Incorporation     Primary Standard Industrial       I.R.S. Employer
                            Classification Code Number      Identification No.

                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159

     (Address and Telephone Number of Issuer's Principal Executive Offices)

                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159
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           (Name, Address, and Telephone Number of Agent for Service)

ITEM 8.01 Other Events

On April 8, 2005, the Board of Directors voted and approved for a 2:1 forward split of its common shares of stock. The split will be effective for all shareholders of record on April 8, 2005. After giving effect to this forward split, the Company will have a total of 10,560,000 shares issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         ComLink Communications Company
         (Registrant)
         /s/ James Bell
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         James Bell
         President and Director